                               POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of
Michael Fox and Mark Baker as the undersigned's true and lawful attorneys-in-fact to:

(1) execute for and on behalf of the undersigned, during the period when the undersigned
    shall be a reporting person ("Reporting Person") pursuant to Section 16 of the
    Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules
    thereunder of Orchard Supply Hardware Stores Corporation (the "Company"),
    Forms 3, 4 and 5 in accordance with Section 16(a) of the Exchange Act;

(2) do and perform any and all acts for and on behalf of the undersigned which may be
    necessary or desirable to complete and execute any such Form 3, 4 or 5 and timely
    file such form with the United States Securities and Exchange Commission and
stock
    exchange or similar authority; and

(3) take any other action of any type whatsoever in connection with the foregoing which,
    in the opinion of any of such attorneys-in-fact, may be of benefit to, in the best
    interest of, or legally required by, the undersigned, it being understood that the
    documents executed by any of such attorneys-in-fact on behalf of the undersigned
    pursuant to this Power of Attorney shall be in such form and shall contain such
    terms and conditions as any of such attorneys-in-fact may approve in the discretion
    of any of such attorneys-in-fact.

The undersigned hereby grants to each such attorney-in-fact full power and authority to
do and perform any and every act and thing whatsoever requisite, necessary, or proper to
be done in the exercise of any of the rights and powers herein granted, as fully to all
intents and purposes as the undersigned might or could do if personally present, with
full power of substitution or revocation, hereby ratifying and confirming all that any
of such attorneys-in-fact, or the substitute or substitutes of any of such attorneys-in-fact,
shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and
powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact,
in serving in such capacity at the request of the undersigned, are not assuming, nor is the
Company assuming, any of the undersigned's responsibilities to comply with
Section 16
of the Exchange Act.

This Power of Attorney shall remain in full force and effect during the period when the
undersigned shall be a Reporting Person, and until the undersigned is no longer required
to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions
in securities issued by the Company, unless earlier revoked by the undersigned in a
signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed
as of this 17th day of November 2011.

Signature: /s/ William C. Crowley
Print Name: William C. Crowley